Exhibit 10.32

PROMISSORY NOTE

$39,240,000	Charleston, South Carolina July 15, 2004

        FOR VALUE RECEIVED, GTA-IB, LLC, a Florida limited liability company ("Borrower"), promises to pay to the order of GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership ("Lender"), or its registered assigns the principal amount of Thirty-Nine Million Two Hundred Forty Thousand Dollars ($39,240,000), or if less, the aggregate unpaid and outstanding principal amount of the Loan advanced by Lender to Borrower pursuant to the Loan Agreement dated as of June 20, 1997, by and among Borrower and Lender (as amended, supplemented or otherwise modified from time to time, being the "Loan Agreement"), on June 19, 2027. Borrower also promises to satisfy its other obligations under the Loan Agreement (capitalized terms not defined herein being given the meanings defined therein).

        This Note is Borrower's "Note" and is issued pursuant to and entitled to the benefits of the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby was made and is to be repaid. This Note is made in connection with, and is secured by, among other instruments, the Loan Documents.

        All payments of principal in respect of this Note shall be made in lawful money of the United States of America in same day funds at Golf Trust of America, Inc., 10 North Adger's Wharf, Charleston, South Carolina 29401, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Lender hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of the date to which a payment hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of this Note.

        Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

        This Note may not be prepaid, in whole or in part, prior to the Maturity Date, except as provided in Section 2.9 of the Loan Agreement.

        THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND LENDER HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

        The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

        No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of this Note at the place, at the respective times, and in the currency herein prescribed.

        Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Loan Agreement, incurred in the collection and enforcement of this Note. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

        IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

GTA-IB, LLC, a Florida limited liability company
By:	/s/ W. BRADLEY BLAIR, II
Title: President